EXHIBIT F

                             JOINT FILING AGREEMENT

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

December 2, 2005

                                      LD Acquisition, LLC


                                      By:      /S/Lee Wiskowski
                                               --------------------------------
                                      Its:     Lee Wiskowski, a Member


                                      Grander, LLC


                                      By:      /S/Lee Wiskowski
                                               --------------------------------
                                      Its:     Lee Wiskowski, Its Sole Member


                                      DJS Investments II, LLC


                                      By:      /S/Douglas Stukel
                                               --------------------------------
                                      Its:     Douglas Stukel, Its Sole Member